UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2015

REGADO BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35953	03-0422069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 Allen Road, 4th Floor, Basking Ridge, New Jersey	07920
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 580-2100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2015, the Company (as defined below) announced that, effective as of the closing of the Merger (as defined below), Michael A. Metzger will cease to serve as an employee and officer of the Company and, effective from and after such time shall continue to provide advisory services to the Company in a consulting role.

Item 8.01	Other Events.

On Tuesday, January 20, 2015, Regado Biosciences, Inc. (the “Company”) held an investor conference call regarding the previously announced proposed transaction pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated January 14, 2015, by and among the Company, Tobira Therapeutics, Inc., a Delaware corporation (“Tobira”), a clinical-stage biopharmaceutical company focused on the development and commercialization of innovative therapeutics to treat liver disease, human immunodeficiency virus, fibrosis and inflammation, Landmark Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Merger Sub”) and, solely with respect to Section 5.14 of the Merger Agreement, Brent Ahrens, as the agent of Tobira’s stockholders, pursuant to which the Merger Sub will be merged with and into Tobira (the “Merger”), with Tobira surviving the Merger as a wholly-owned subsidiary of the Company.

A copy of the transcript generated after the occurrence of this conference call is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Additional Information and Where to Find It

In connection with the Merger, the Company plans to file with the SEC a proxy statement of the Company, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement and other filings containing information about the Company and Tobira may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.regadobiosciences.com under the heading “Investors / SEC Filings.”

The Company and Tobira and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Tobira’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement regarding the Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Transcript of Conference Call, dated January 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGADO BIOSCIENCES, INC.

By:	/s/ Michael A. Metzger
Name:	Michael A. Metzger
Title:	Chief Executive Officer, President and Chief Operating Office

Date: January 20, 2015

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Transcript of Conference Call, dated January 20, 2015.